Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certify that to the best of our knowledge:
1.	this annual report on Form 20-F/A of British Telecommunications plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of British Telecommunications plc.

Date: March 19, 2008	/s/ Ben Verwaayen
	Name:	Bernardus Verwaayen
	Title:	Principal Executive Officer

Date: March 19, 2008	/s/ Hanif Lalani
	Name:	Hanif Lalani
	Title:	Principal Financial Officer